SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   December 15, 2003

                          FIRST MONTAUK FINANCIAL CORP.
               (Exact name of Registrant as specified in charter)


       New Jersey                 0-6729                       22-1737915
(State or other jurisdic-     (Commission                    (IRS Employer
 tion of incorporation)       File Number)                  Identification No.)

Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, N.J.      07701
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code  (732) 842-4700



         (Former name or former address, if changed since last report.)

02





Item 5: Other Events.

     On December 15, 2003, First Montauk Financial Corp. (the "Company") announced the employment of Mr. Victor K. Kurylak and his appointment as the Company's President and Chief Operating Officer. Mr. Herbert Kurinsky, the Company's Chairman, President and Chief Executive Officer will continue as Chairman of the Board of Directors and Mr. William J. Kurinsky, the Company's Vice President, Chief Operating and Chief Financial Officers and Secretary will serve as the Company's Vice Chairman and Chief Executive Officer. These changes will become effective as of January 1, 2004.

     A press release disclosing these events was released on December 15, 2003 and is filed as Exhibit 99.1 to this Current Report on Form 8-K (the "Current Report").


Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Financial Statements.

        None

(b)     Pro Forma Financial Information.

        None

(c)     Exhibits.

        The following exhibit is filed herewith.


Exhibit No.                    Description
99.1 Press release issued by First Montauk Financial Corp. dated December 15, 2003.

03



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2003                        First Montauk Financial Corp.
                                                (Registrant)

                                                   /s/ Herbert Kurinsky
                                                By ---------------------------
                                                   Herbert Kurinsky
                                                   Chairman

                                                                   Exhibit 99.1


                              FOR IMMEDIATE RELEASE

                      FIRST MONTAUK APPOINTS NEW PRESIDENT
                           AND CHIEF OPERATING OFFICER


     Red Bank, NJ - December 15, 2003 - First Montauk  Financial Corp.  (OTC/BB:
FMFK), a nationwide provider of investment services through independent financial professionals, today announced the appointment of Victor K. Kurylak as President and Chief Operating Officer.

     Herbert Kurinsky, will continue as Chairman of the Board of Directors and William J. Kurinsky will take on the role of Vice Chairman and Chief Executive Officer.

     "I am extremely pleased to welcome Victor to the senior management team. This move confirms the confidence that we have in Victor and his ability to produce results and steer the Company in a positive direction," said Herb Kurinsky.

     Kurylak, 46, has extensive experience in the financial services and insurance industries. He began his career at Arthur Anderson in the consulting division for the securities industry. He has also served as Chief Operating Officer of County Nat West Government Securities, a Primary Dealer in U.S. Government Securities and as Chief Information Officer of Rockefeller Financial Services. Most recently, Kurylak was an owner and Executive Vice-President at Madison Consulting Group, a premier public sector insurance brokerage firm in New Jersey acquired by Summit Bank.

     Kurylak graduated Princeton University in 1979 with a Bachelor of Science in Engineering. He holds NASD Series 7, 24 and 63 licenses and New Jersey Department of Insurance Producer Licenses for Health, Life, Property and Casualty.

     "I am delighted to join the management team at Montauk. Under the leadership of Herb and Bill, the Company has had a long and respected history as a major player in the independent segment of the financial services arena. The stage is now set for Montauk to move to the next level as we look forward to even a brighter future, tackling the challenges and seizing the opportunities that lie ahead." said Kurylak.

     Montauk Financial Group is a service mark of First Montauk Securities Corp., Member NASD/SIPC. First Montauk Financial Corp. is the parent company of First Montauk Securities Corp., a registered securities broker/dealer headquartered in Red Bank, NJ, with approximately 60,000 retail and institutional accounts. The Company's ability to offer quality support services, research, web-based information systems and a competitive commission payout structure has attracted approximately 475 independent, professional registered representatives across the country. Additional information is available at the Company's website at www.montaukfinancial.com. Statements contained in this news release regarding expected financial results of the Company and First Montauk Securities Corp., are forward-looking statements, subject to uncertainties and risks, many of which are beyond the Company's control, including, but not limited to, market conditions, interest rate and currency fluctuations, dependence on key personnel, each of which may be impacted, among other things, by economic, competitive or regulatory conditions. These and other applicable risks are summarized under the caption "Factors Affecting Forward Looking Statements" in the Company's Form 10-Q for the third quarter ended September 30, 2003 as filed with the Securities and Exchange Commission. Forward-looking statements by their nature involve substantial risks and uncertainties. As a result, actual results may differ materially depending on many factors, including those described above. The Company cautions that historical results are not necessarily indicative of the Company's future performance.


CONTACT:
Montauk Financial Group
William J. Kurinsky, Vice Chairman, CEO
732-842-4700, ext 4227
billk@montaukfinancial.com

Victor K. Kurylak, President, COO
732-842-4700, ext 4230
vkurylak@montaukfinancial.com